UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2019

DESTINATION MATERNITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21196	13-3045573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of principal executive offices)

Registrant’s telephone number, including area code: (856) 291-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant’s Certifying Accountant

(a)    Dismissal of Previous Independent Registered Public Accounting Firm

On April 10, 2019, Destination Maternity Corporation (the “Company”) notified KPMG LLP (“KPMG”) that it will dismiss KPMG as the Company’s independent registered public accounting firm immediately upon completion of its audit of the Company’s consolidated financial statements as of and for the fiscal year ended February 2, 2019 and the issuance of its report thereon, which occurred on April 16, 2019, concurrent with the filing of the Company’s Annual Report on Form 10-K. The dismissal of KPMG was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”). KPMG’s reports on the Company’s consolidated financial statements for the fiscal years ended February 2, 2019 and February 3, 2018 did not contain an adverse opinion or a disclaimer opinion and were not qualified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended February 2, 2019 and February 3, 2018, and the subsequent interim period through April 16, 2019, there were: (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures contained in this Current Report on Form 8-K , and has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter dated April 16, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    Appointment of New Independent Registered Public Accounting Firm

On April 16, 2019, the Company engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm for the Company’s fiscal year ending February 1, 2020. The decision to engage BDO as the Company’s independent registered public accounting firm was approved by the Audit Committee. During the Company’s two most recent fiscal years ended February 2, 2019 and February 3, 2018, and the subsequent interim period through April 16, 2019, neither the Company nor anyone acting on its behalf consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2019	DESTINATION MATERNITY CORPORATION

	By:	/s/ Marla A. Ryan
Marla A. Ryan
Chief Executive Officer